UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On October 31, 2007, at a meeting of the Board of Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’), Mr. Liaquat Ahamed was appointed to the Board. The attached press release, furnished as Exhibit 99.1 to this Current Report on Form 8-K, provides additional information. Including this appointment, Aspen now has 13 Directors on its Board. The Board has determined that Mr. Ahamed is an independent director pursuant to the NYSE Corporate Governance Standards applicable to U.S. domestic issuers (although Aspen is currently a foreign private issuer).

Under Aspen’s Bye-Laws, the appointment of Mr. Ahamed will be subject to a shareholder vote at Aspen’s 2008 Annual General Meeting, at which Mr. Ahamed will be standing for election as a Class I Director along with the other Class I Directors for a three-year term expiring in 2011. Mr. Ahamed will be a member of the Board’s Investment Committee and the Board’s Risk Committee. As a non-executive Director, Mr. Ahamed is entitled to receive the same fees and benefits as other Aspen non-executive Directors. For additional information, please see our Annual Report on Form 10-K for the year ended December 31, 2006 and our Current Report on Form 8-K filed on May 9, 2007.

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 1, 2007, Aspen issued a press release announcing results for the quarter ended September 30, 2007, which has been attached as Exhibit 99.2. In addition, a copy of the Aspen Earnings Release Supplement for the quarter ended September 30, 2007 is attached hereto as Exhibit 99.3.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On October 31, 2007, Aspen issued a press release announcing the appointment of Liaquat Ahamed to its Board of Directors, has been attached as Exhibit 99.1.

On November 1, 2007, Aspen issued a press release announcing results for the quarter ended September 30, 2007, which has been attached as Exhibit 99.2. In addition, a copy of the Aspen Earnings Release Supplement for the quarter ended September 30, 2007 has been attached as Exhibit 99.3.

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ and Item 2.02 ‘‘Results of Operations and Financial Condition’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:

99.1	Press Release of the Registrant dated October 31, 2007.

99.2	Press Release of the Registrant, dated November 1, 2007.

99.3	Earnings Release Supplement for the quarter ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: November 1, 2007	By: /s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer